UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Catalyst Semiconductor, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CATALYST SEMICONDUCTOR, INC.
2975 Stender Way
Santa Clara, CA 95054

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc. which will be held on Friday, September 22, 2006, at 9:00 a.m. local time, at our principal executive offices at 2975 Stender Way, Santa Clara, CA 95054.

Whether or not you plan to attend the Annual Meeting, you will be asked to consider and vote upon the proposals set forth in the Notice of Annual Meeting accompanying this Letter. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

After reading the Proxy Statement, please mark, date, sign and return, as promptly as possible, the proxy card in the accompanying reply envelope. Your shares cannot be voted unless you sign, date and return the enclosed proxy card, vote your shares by telephone (as instructed on the enclosed proxy), vote your shares via the Internet (as instructed on the enclosed proxy) or attend the annual meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2006 is enclosed.

We look forward to seeing you at the Annual Meeting.

Sincerely,

GELU VOICU
President, Chief Executive Officer and Director
Santa Clara, California
August 24, 2006

IMPORTANT

Whether or not you plan to attend the meeting, please mark, date, and sign and return the enclosed proxy card as promptly as possible. You may also vote your shares by following the vote via the Internet or vote by telephone instructions on your proxy. If you attend the meeting and so desire, you may withdraw your proxy and vote in person.

CATALYST SEMICONDUCTOR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, September 22, 2006
9:00 a.m. local time

To the Stockholders of Catalyst Semiconductor, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc., a Delaware corporation, will be held on Friday, September 22, 2006, at 9:00 a.m. local time, at our principal executive offices located at 2975 Stender Way, Santa Clara, CA 95054 for the following purposes:

1.      To elect two Class II Directors to serve for a three-year term expiring at the 2009 Annual Meeting of Stockholders or until such directors’ successors are elected or appointed and qualified.

2.      To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending April 29, 2007.

3.      To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The enclosed Proxy Statement more fully describes the foregoing items and business to be conducted at the Annual Meeting.

The Board of Directors has fixed the close of business on August 18, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.

After careful consideration, the board of directors recommends a vote in favor of each proposal set forth above.

After reading the Proxy Statement, please mark, date, sign and return, as promptly as possible, the proxy card in the accompanying reply envelope. Your shares cannot be voted unless you sign, date and return the enclosed proxy card, vote your shares by telephone (as instructed on the enclosed proxy), vote your shares via the Internet (as instructed on the enclosed proxy) or attend the annual meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors

THOMAS E. GAY III
Secretary
Santa Clara, California
August 24, 2006

IMPORTANT

Whether or not you plan to attend the meeting, please mark, date, and sign and return the enclosed proxy card as promptly as possible. You may also vote your shares by following the vote via the Internet or vote by telephone instructions on your proxy. If you attend the meeting and so desire, you may withdraw your proxy and vote in person.

Thank you for acting promptly.

CATALYST SEMICONDUCTOR, INC.

PROXY STATEMENT FOR THE 2006

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, September 22, 2006

General

The enclosed proxy is solicited on behalf of the board of directors of Catalyst Semiconductor, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Friday, September 22, 2006, at 9:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at 2975 Stender Way, Santa Clara, CA 95054. This proxy statement contains important information regarding our Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

These definitive proxy materials were first mailed to our stockholders on or about August 25, 2006. The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and our Annual Report on Form 10-K for the year ended April 30, 2006.

Record Date and Voting Securities

The close of business on August 18, 2006 has been fixed as the record date for determining the stockholders who are entitled to notice of and to vote at the meeting. As of the close of business on the record date, there were 16,350,073 shares of our common stock issued and outstanding. We have 2,000,000 shares of authorized preferred stock, none of which were issued and outstanding as of the record date.

Revocability of Proxies

You or such other person as you have authorized to vote your shares may revoke any proxy given pursuant to this solicitation at any time:

•       by delivering a written notice of revocation to the Secretary of Catalyst at our principal executive offices at 2975 Stender Way, Santa Clara, CA 95054;

•       by signing and returning another proxy bearing a later date; or

•       by attending the meeting and voting in person.

Methods of Voting

Each stockholder is entitled to one vote on all matters presented at the Annual Meeting, for each share of common stock owned by such stockholder. The inspector of elections appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes. You may vote your shares in the following manner:

Voting by Mail.   By signing and returning the proxy card according to the enclosed instructions, you are enabling our Chairman and Chief Executive Officer, Gelu Voicu, and our Vice President of Finance and Administration and Chief Financial Officer, Thomas E. Gay, III, who are named on the proxy card as “proxies and attorneys-in-fact,” to vote your shares as proxy holders at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as follows:

•       FOR the election of the Class II director nominees identified in Proposal One; and

•       FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending April 29, 2007.

Voting in Person at the Meeting.   If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Voting via the Internet or by Telephone.   In addition, if your shares of our common stock are registered directly in your name you may vote either via the Internet or by telephone. Specific instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to give your voting instructions and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm offers Internet and telephone voting, your proxy will provide specific instructions. If your proxy does not reference Internet or telephone voting information please complete and return your proxy in the self-addressed, postage-paid envelope provided.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

•       Proposal One — Election of Class II Directors.   The two Class II director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote (i) “for” each nominee, or (ii) “withhold” for each nominee.

•       Proposal Two — Ratification of PricewaterhouseCoopers LLP as Independent Auditors.   Ratification of PricewaterhouseCoopers LLP as our independent auditors will require the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy. You may vote “for,” “against,” or “abstain” from voting on the proposal to ratify PricewaterhouseCoopers LLP as our independent auditors.

Proxy Solicitation Costs

We will pay the cost of soliciting proxies, consisting of the printing, handling and mailing of the proxy and related material and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of our common stock. In order to assure that a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain of our officers, directors, regular employees and other representatives to solicit proxies by telephone, facsimile, telegraph, electronic means or in person. These persons will receive no extra compensation for their services.

Householding

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Catalyst stock account, we are delivering only one set of the proxy statement and the Annual Report on Form 10-K for Fiscal 2006 to certain stockholders who share an address, unless otherwise requested. A separate proxy is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at (408) 542-1051 or by writing us at Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054 Attn: Secretary. You may receive an additional copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2006 without charge by sending a written request to Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054 Attn: Secretary.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of our outstanding shares of common stock entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present in person and by proxy at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted “for,” “against” or “withheld” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “for,” “against” or “abstain” with respect to a matter will also be treated as being present.

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Annual Meeting. Consequently, if you abstain from voting on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants, your abstention will have the same effect as a vote against that proposal.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Your broker will have discretionary authority to vote your shares on each of the proposals, which are all routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares, however, a broker non-vote has the same effect as a vote against the proposal.

Deadline for Receipt of Stockholder Proposals for the 2007 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”). Proposals of our stockholders intended to be presented for consideration at our 2007 Annual Meeting of Stockholders must be received by us no later than April 26, 2007, in order that they may be included in the proxy statement and proxy related to our 2007 Annual Meeting.

The SEC rules establish a different deadline with respect to discretionary voting for stockholder proposals that are not intended to be included in a company’s proxy statement. The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. The discretionary vote deadline for our 2007 Annual Meeting is July 11, 2007, which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If a stockholder gives notice of a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2007 Annual Meeting.

In addition, our bylaws establish an advance notice procedure with regard to specified matters, including stockholder proposals and director nominations, which are proposed to be properly brought before an Annual Meeting of Stockholders. In general, notice of the proposal must be received by our Secretary not less than 90 days prior to the date of the 2007 Annual Meeting, or, if less than 100 days’ prior notice of the date of the meeting is given to the stockholders, not later than 10 days following the notice of the meeting was mailed. A stockholder’s notice shall include: (i) the name and address of the stockholder who intends to make the nominations or propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice; (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected. A copy of our bylaws is available upon written request to: Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054, Attn: Secretary.

Stockholder Communications to Directors

Stockholders may communicate directly with our non-management directors by mail by writing to Thomas E. Gay III, our chief financial officer and secretary, at 2975 Stender Way, Santa Clara, CA 95054. Mr. Gay will monitor these communications and will ensure that appropriate summaries of received messages are provided to the board of directors at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Gay may decide to obtain the more immediate attention of the appropriate committee of the board of directors or a non-management director, or our management or independent advisors, as he considers appropriate.

PROPOSAL 1

ELECTION OF TWO CLASS II DIRECTORS

Nominees

Our bylaws provide that the number of directors shall be established by the board of directors or our stockholders. Our certificate of incorporation provides that the membership of the board of directors shall be divided into three classes, with the classes serving for staggered, three-year terms. After the election of the Class II directors at the 2006 Annual Meeting of Stockholders, the terms of the Class I directors, Class II directors and Class III directors will expire at the Annual Meeting of Stockholders to be held in 2008, 2009 and 2007, respectively.

Currently, the authorized number of directors is five. Two directors will be elected at the Annual Meeting to serve as the Class II directors until the 2009 Annual Meeting of Stockholders or until such directors’ successors are elected or appointed and qualified.

The board of directors has nominated Garrett A. Garrettson and Glen G. Possley, each of whom is a current director, for election as the Class II directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Garrettson and Possley. In the event that Messrs. Garrettson and Possley become unable or decline to serve as directors at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current board of directors to fill such vacancy. However, we do not expect that Messrs. Garrettson and Possley will be unable or will decline to serve as directors. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Garrettson and Possley.

Vote Required for Election

If a quorum is present and voting, the two nominees receiving the highest number of affirmative votes will be elected as the Class II directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have the authority to vote your shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
MR. GARRETT A. GARRETTSON AND MR. GLEN G. POSSLEY AS CLASS II DIRECTORS.

Information with Respect to Nominee and Other Current Directors

Set forth below are the names of and certain information about Messrs. Garrettson and Possley and the current Class I and Class III directors as of April 30, 2006.

Name	Age	Principal Occupation
Nominees for Class II Directors
Garrett A. Garrettson	63	President, G. Garrettson LLC Chief Executive Officer, Fresco Technologies
Glen G. Possley	66	Managing General Partner, Glen-Ore Associates;
Continuing Class I Directors
Henry C. Montgomery	70	Chairman of the Board, Catalyst Semiconductor, Inc.; Chairman of the Board, Montgomery Professional Services Corporation; Chairman of the Board, ASAT Holdings Ltd.
Gelu Voicu	56	President and Chief Executive Officer, Catalyst Semiconductor, Inc.
Continuing Class III Director
Roland M. Duchâtelet	59	Chairman of the Board, Elex NV; Chairman of the Board, Melexis NV

There are no family relationships between any of our directors or executive officers.

Dr. Garrettson has served as our director since February 2003. From December 2005 to present, Dr. Garrettson has served as the president, chief executive officer and a director of Fresco Technologies, a private digital imaging company, and from October 2004 to present, he has served as the president of G. Garrettson Consulting LLC. From November 2001 to September 2004, Dr. Garrettson served as the president, chief executive officer and a director of Clairvoyante, Inc., an intellectual property licensing company of flat panel display technology. From April 2000 to December 2002, Dr. Garrettson served as the chairman of the board of directors of Spectrian. From April 1996 to March 2000, Dr. Garrettson served as president, chief executive officer and a director of Spectrian Corporation. From March 1993 to March 1996, Dr. Garrettson served as president and CEO of Censtor Corporation. Dr. Garrettson holds a B.S. and an M.S. in Engineering Physics and a Ph.D. in Mechanical Engineering from Stanford University.

Dr. Possley has served as our director since July 2000 and served as our lead director from May 2001 to August 2002. From January 1998 to the present, Dr. Possley served as a managing general partner at Glen-Ore Associates, a consulting company focused on the semiconductor business. From January 1998 to January 2000, Dr. Possley was a partner at International Technology Ventures and N-Able Group. Dr. Possley is a director of Novellus Systems, Inc., a semiconductor equipment company, and in November 2005, Dr. Possley began serving as a member of the board of directors of ASAT Holdings Ltd., a provider of semiconductor assembly, test and purchase design services. He received a B.S. in Mathematics from Western Illinois University and a Ph.D. in Physical Chemistry from the University of Kentucky.

Mr. Montgomery has served as our director since July 2000 and has served as the chairman of our board of directors since August 2002. Mr. Montgomery previously served as a member of our board of directors from 1990 to 1996. Since 1980, Mr. Montgomery has served as the chairman of the board of Montgomery Professional Services Corporation, a management consulting and financial services firm. From November 2000 to December 2002, Mr. Montgomery served as a director of Spectrian Corporation, a power amplifiers company that was acquired by REMEC, Inc. in December 2002. Mr. Montgomery also serves as a director of Swift Energy Company, an independent oil and gas company and ASAT Holdings Ltd., a provider of semiconductor assembly, test and package design services. In June 2006,

Mr. Montgomery began serving as chairman of the board of ASAT Holdings Ltd. He holds a B.A. in Economics from Miami University in Oxford, Ohio.

Mr. Voicu has served as our president and chief executive officer and as a director since October 2002. From August 2002 to October 2002, he served as our executive vice president and chief operating officer. From April 1998 to August 2002, he served as our vice president of engineering and manufacturing. From July 1995 to April 1998, Mr. Voicu was our director of flash product lines. Mr. Voicu holds an M.S. in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.

Dr. Duchâtelet has served as our director since September 1999. From September 1989 to the present, Dr. Duchâtelet has served as chairman of Elex N.V., a holding company. Additionally, Dr. Duchâtelet serves as chairman of the board of directors of Melexis N.V., a semiconductor company, a position he has held since May 1994, and is also a director of EPIQ N.V., a semiconductor company. Dr. Duchâtelet holds a B.S. in Applied Economic Sciences, an M.B.A. and a Ph.D. in Electronic Engineering from the University of Leuven, Belgium.

Board Meetings and Committees; Corporate Governance Matters

Our board of directors held ten meetings during fiscal 2006. No director attended fewer than 75% of the meetings of the board of directors and of the committees on which he served that were held during fiscal 2006. Our directors are expected, absent exceptional circumstances, to attend all board meetings and meetings of committees on which they serve, and are also invited to attend our Annual Meeting. Each of our directors attended our 2005 Annual Meeting of Stockholders.

The board of directors currently has four committees: an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Non-Section 16 Option Committee.

The Audit Committee consists of Messrs. Garrettson, Montgomery and Possley, each of whom is independent within the meaning of the rules of the SEC and the listing standards of the NASDAQ Stock Market. The board of directors has determined that Mr. Montgomery is an “audit committee financial expert” as defined pursuant to the rules of the SEC. Our board of directors amended the charter of the Audit Committee in February 2004 to comply with requirements of the NASDAQ Stock Market and the rules of the SEC. A copy of the charter is available on our website at www.catsemi.com. The Audit Committee held five meetings during fiscal 2006.

The Compensation Committee consists of Messrs. Garrettson, Montgomery and Possley, each of whom is independent within the meaning of the rules of the SEC and the listing standards of the NASDAQ Stock Market. The Compensation Committee is responsible for reviewing and approving our compensation policies and the compensation paid to our executive officers. A copy of the charter is available on our website at www.catsemi.com. The Compensation Committee held seven meetings and acted by unanimous written consent one time during fiscal 2006.

The Nominating and Governance Committee consists of Messrs. Garrettson, Montgomery and Possley, each of whom is independent within the meaning of the rules of the SEC and the listing standards of the NASDAQ Stock Market. The Nominating and Governance Committee is responsible for assisting the board of directors in identifying prospective director nominees and to select the director nominees for the next annual meeting of stockholders, and that the board of directors and the company adopt and follow appropriate governance standards. Our board of directors amended the charter of the Nominating and Governance Committee in June 2006 to address continuing education of directors and Section 16 officers. A copy of the charter is available on our website at www.catsemi.com. The Nominating and Governance Committee held two meetings during fiscal 2006.

The Non-Section 16 Option Committee may make grants of up to 50,000 shares to persons who are not executive officers or directors. Mr. Voicu served as the sole member of our Non-Section 16 Option

Committee during fiscal 2006. During fiscal 2006, the Non-Section 16 Option Committee acted by written consent on ten occasions.

Policy for Director Recommendations and Nominations

The Nominating and Governance Committee was established in August 2004 and adopted guidelines regarding director recommendations and nominations at that time. The Nominating and Governance Committee will consider candidates for board membership suggested by a board member, management, stockholders and others. It is the policy of our Nominating and Governance Committee to consider recommendations for candidates to the board of directors from stockholders who have held not less than 1% shares of the outstanding shares of our common stock for at least 12 months prior to the date of the submission of the recommendation. The Nominating and Governance Committee will consider persons recommended by our stockholders in the same manner as a nominee recommended by the board of directors, a board member or management.

A stockholder may also nominate a person directly for election to the board of directors at an Annual Meeting of our Stockholders provided they meet the requirements set forth in our bylaws related to stockholder proposals.

Where the Nominating and Governance Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nominating and Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a candidate for nomination, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board of directors or management. In its evaluation of director candidates, including incumbent directors, the Nominating and Governance Committee will consider a number of factors, including:

•       The current size and composition of the board of directors and the needs of the board of directors and its committees; and

•       Factors such as judgment, independence, character and integrity, area of expertise, diversity of experience, length of service and potential conflicts of interest.

While the Nominating and Governance Committee has not specified specific, minimum qualifications for candidates, it also believes that the following qualifications are desirable for a nominee for director:

•       The highest personal and professional ethics and integrity;

•       Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•       Skills that are complementary to those of the existing directors;

•       The ability to assist and support management and make contributions to our success; and

•       An understanding of the fiduciary obligations of a board member and the commitment of time and energy necessary to diligently carry out those duties.

After completing the evaluation and review, the Nominating and Governance Committee will make a recommendation to the board of directors as to a slate of the persons for nomination to the board of directors. The board of directors will review the slate and adjust or approve it after considering the recommendation and report of the Nominating and Governance Committee.

Director Independence

A majority of our board of directors is independent within the rules of the NASDAQ Stock Market. The board of directors had determined that Messrs. Garrettson, Montgomery and Possley are independent within the meaning of the rules of the NASDAQ Stock Market.

Code of Business Conduct and Ethics

Our board of directors has adopted the Catalyst Semiconductor, Inc. Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our principal executive officer, our principal financial officer and our principal accounting officer. The board of directors has also adopted the Catalyst Semiconductor, Inc. Code of Business Conduct and Ethics applicable to all of our employees, officers and directors. Our Code of Ethics for Principal Executive and Senior Financial Officers and Code of Business Conduct and Ethics are publicly available on our website at www.catsemi.com. The information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this or any other report that we file with or furnish to the SEC. We intend to post amendments to or waivers from these codes on our website or as otherwise required by the rules of the NASDAQ Stock Market.

Compensation of Directors

Messrs. Duchâtelet, Garrettson and Possley received cash remuneration for serving on the board of directors, which consisted of fees of $40,000 in fiscal 2006. Mr. Montgomery received cash remuneration for serving as Chairman of the board of directors, which consisted of fees of $55,000 in fiscal 2006. Lionel Allan received cash remuneration as a non-voting emeritus director, which consisted of fees of $20,000 in fiscal 2006. Directors are also reimbursed for reasonable expenses incurred in attending board of directors and committee meetings. Directors do not receive additional compensation for serving on a committee.

Pursuant to our 2003 Director Stock Option Plan (“Director SOP”), each non-employee director who has served for six months or more is granted an option to purchase 15,000 shares on May 1 of each calendar year, provided that he or she is in office on May 1. Each new non-employee director is entitled to a one-time grant of 30,000 options when he or she becomes a director. Option grants under the Director SOP must be at prices equal to 100% of the fair market value of the stock at the date of grant. Options granted under prior plans before the adoption of the Director SOP in December 2002 vested over a period of three years. Options granted to non-employee directors under the Director SOP are fully vested on the date of the grant.

Compensation Committee Interlocks and Insider Participation

The compensation committee of the board of directors currently consists of Messrs. Garrettson, Montgomery and Possley. No interlocking relationship exists between any member of our board of directors or compensation committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the compensation committee is or was formerly an officer or an employee of us or our subsidiaries.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has selected PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to audit our financial statements for the fiscal year ending April 29, 2007, and the board of directors recommends that the stockholders vote for the ratification of such appointment.

Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The PwC representatives also are expected to be available to respond to appropriate questions from stockholders. The board of directors believes that reappointing PwC is in our best interest.

Vote Required

Stockholder ratification of the selection of PwC as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirement. However, the board of directors is submitting the selection of PwC to our stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
 FIRM FOR THE FISCAL YEAR ENDING APRIL 29, 2007.

Fees Paid to Independent Registered Public Accounting Firm for Fiscal 2006 and 2005 Services

PwC fees for professional services during fiscal 2006 and 2005:

	Fiscal Years Ended
	April 30, 2006	May 1, 2005
Audit fees	$1,264,000	$1,603,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total professional fees	$1,264,000	$1,603,000

Audit Fees

Audit fees consist of the aggregate fees for professional services rendered by PwC for the audit of our consolidated financial statements, the review of management’s assessment of the effectiveness of internal control over financial reporting and for their attestation of the effectiveness of our internal controls over financial reporting, the filing of our Form S-8 and S-3 registration statements as well as the review of our unaudited condensed consolidated interim financial statements.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit, review of our unaudited condensed consolidated interim financial statements or assistance with SEC matters and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees consist of the aggregate fees for professional services rendered by PwC for tax compliance, tax advice and tax planning.

All Other Fees

All other fees consist of the aggregate fees for professional services rendered by PwC for other services.

In accordance with the charter of our Audit Committee, the Audit Committee is required to review and approve in advance the annual budget for independent audit services and review and pre-approve all non-audit services rendered by our independent registered public accounting firm. All services described above were pre-approved by the audit committee prior to their commencement.

Audit Committee Report

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this Audit Committee Report shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The Audit Committee currently consists of Messrs. Garrettson, Montgomery and Possley, each of whom is independent within the meaning of the rules of the SEC and the listing standards of the NASDAQ Stock Market. The board of directors has determined that Mr. Montgomery is an “audit committee financial expert” as defined in the rules of the SEC. A copy of the charter is available on our website at www.catsemi.com.

The Audit Committee oversees a comprehensive system of internal controls to ensure the integrity of our financial statements and our compliance with legal and regulatory requirements. Among the Audit Committee’s responsibilities are:

•       Providing oversight and monitoring of management and the independent registered public accounting firm (“External Auditors”) and their activities with respect to our financial reporting process;

•       Direct responsibility for appointing, compensating and overseeing the work of the External Auditors (including resolving disagreements between management and the External Auditors regarding financial reporting);

•       Pre-approving all audit and non-audit services provided to us by the External Auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) and the fees related to these services;

•       Reviewing with management and the auditors, before release, the audited financial statements and Management’s Discussion and Analysis in our Annual Reports on Form 10-K and the unaudited interim financial statements in our Quarterly Reports on Form 10-Q (management may facilitate the communication between the Audit Committee and the External Auditors); and

•       Establishing procedures for receiving, retaining and treating complaints received by us regarding accounting, internal control over financial report or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Management is responsible for the preparation, presentation and integrity of our financial statements; selection of accounting and financial reporting principles; and maintaining internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.

Our External Auditors are responsible for performing an independent audit of the consolidated financial statements and of management’s assessment of the effectiveness of internal control over financial reporting in accordance with the standards set by the Public Company Accounting Oversight Board of the United States (“PCAOB”).

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the External Auditors. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the External Auditors on the basis of information it receives, discussions with management and the External Auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States (“GAAP”), and that our internal control over financial reporting is effective as of April 30, 2006, and on the representations of our External Auditors included in their report on our financial statements. The Audit Committee’s oversight role does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the internal and External Auditors do not assure that our financial statements are presented in accordance with GAAP, or that the audit of our financial statements and management’s assessment of the effectiveness of internal control over financial reporting has been carried out in accordance with the standards set by the PCAOB.

Among other matters, the Audit Committee monitors the activities and performance of our External Auditors, including the audit scope, external audit fees, auditor independence, and the extent to which the External Auditors may be retained to perform non-audit services. The audit committee has sole responsibility to retain and replace our External Auditors. The Audit Committee reviews the performance of the External Auditors on an annual basis in order to determine whether rotation of audit firms is appropriate. The Audit Committee also reviews the results of the External Auditor’s work with regard to the adequacy and appropriateness of our financial accounting and internal control over financial reporting.

Review with Management

The Audit Committee has reviewed and discussed our audited financial statements and management’s report on internal control over financial reporting with management. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with GAAP and that internal control over financial reporting was effective as of April 30, 2006.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee also reviewed with the External Auditors their judgments as to the quality and the acceptability of our financial reporting and such other matters required to be discussed with the Audit

Committee under standards of the PCAOB including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the External Auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the External Auditors their independence from management and Catalyst, including the matters in their written disclosures required by Independence Standards Board Statement No. 1.

The Audit Committee further discussed with the External Auditors the overall scope and plans for their audits. The Audit Committee meets periodically with the External Auditors, with and without management present, to discuss the results of the External Auditors’ examination and evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

Conclusion

Based on the review and discussions with management and our External Auditors, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2006.

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Henry C. Montgomery, Garrett A. Garrettson
and Glen G. Possley

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock for the following: (i) each person known by us to beneficially own more than 5% of our outstanding common stock; (ii) each of our executive officers listed in the summary compensation table in the section entitled “Executive Compensation and Other Information” below; (iii) each of our directors; and (iv) all of our executive officers and directors as a group.

Except as otherwise noted below, the address of each person listed on the table is 2975 Stender Way, Santa Clara, CA 95054.

We have determined beneficial ownership in accordance with the rules of the SEC. Applicable percentage ownership in the table below is based on 16,350,073 shares of our common stock issued and outstanding as of August 18, 2006. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after August 18, 2006, while those shares are not included for purposes of computing percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Outstanding Shares	Number of Shares Underlying Options Exercisable on or Before October 17, 2006	Total Shares and Shares Underlying Exercisable Options	Percentage Beneficially Owned
5% Stockholders:
FMR Corp.(1)	2,342,785	—	2,342,785	14.3%
82 Devonshire Street Boston, MA 02109
Individuals and entities affiliated with Wellington Management Company LLP(2)	2,013,000	—	2,013,000	12.3%
75 State Street Boston, MA 02109
Individuals and entities affiliated with Royce & Associates, LLC(3)	1,376,780	—	1,376,780	8.4%
1414 Avenue of America
New York, NY 10019
Elex N.V.(4)	778,700	85,000	863,700	5.3%
Transportstraat 1
B 3980
Tessenderlo, Belgium
Executive Officers and Directors:
Gelu Voicu	214,046	960,498	1,174,544	6.8%
Thomas E. Gay III	50,000	351,986	401,986	2.4%
Sorin Georgescu	—	283,749	283,749	1.7%
Irvin W. Kovalik	—	302,916	302,916	1.8%
George Smarandoiu	20,000	185,166	205,166	1.2%
Henry C. Montgomery	36,000	120,000	156,000	*
Roland Duchâtelet(4)	778,700	85,000	863,700	5.3%
Garrett A. Garrettson	—	60,000	60,000	*
Glen G. Possley	32,407	70,000	102,407	*
All directors and executive officers as a group (9 persons)	1,131,153	2,419,315	3,550,468	19.2%

*                    Less than 1% of shares beneficially owned.

(1)          Based on a Schedule 13G/A filed with the SEC on February 14, 2006.

(2)          Based on a Schedule 13G/A filed with the SEC on February 14, 2006.

(3)          Based on a Schedule 13G filed with the SEC on January 12, 2006.

(4)          Includes 728,700 outstanding shares held by Elex N.V. plus 50,000 shares held directly by Dr. Duchâtelet. Dr. Duchâtelet is the chairman of Elex N.V. Dr. Duchâtelet disclaims beneficial ownership of the shares held by Elex N.V. except to the extent of his pecuniary interest in the shares.

Executive Compensation and Other Information

Summary Compensation Table.   The following table shows the compensation paid by us in fiscal 2006, 2005 and 2004 to (i) our chief executive officer and (ii) our four most highly compensated executive officers other than the chief executive officer who served as executive officers at April 30, 2006.

						Long Term Compensation Payouts
		Annual Compensation				Securities
Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)(1)	Underlying Options (#)	All Other Compensation ($)(2)
Gelu Voicu	2006	$349,981		$35,165	$12,000	—	$7,796
President and	2005	380,284	(3)	206,387	12,000	200,000	8,105
Chief Executive Officer	2004	340,384		219,410	12,000	200,000	4,956
Thomas E. Gay	2006	204,984		14,457	12,000	—	7,238
Vice President, Finance	2005	212,882		89,420	12,000	80,000	6,110
and Administration and	2004	197,019		101,300	12,000	120,000	2,952
Chief Financial Officer
Irvin W. Kovalik	2006	195,995		14,224	12,000	—	10,999
Vice President, Sales	2005	196,000		85,089	12,000	60,000	9,682
	2004	185,615		96,754	12,000	110,000	5,203
Sorin Georgescu	2006	186,992		13,724	—	—	4,912
Vice President,	2005	186,998		82,309	—	60,000	4,426
Technology Development	2004	177,192		92,542	—	100,000	1,586
George Smarandoiu	2006	186,992		13,187	—	—	7,127
Vice President,	2005	187,002		81,085	—	60,000	6,161
Product Design	2004	177,194		92,542	—	80,000	2,584

(1)           Amounts included under “Other Annual Compensation” represent the dollar value of car allowances paid by us for the benefit of such executive officer.

(2)           Amounts included under “All Other Compensation” represent the dollar value of 401(k) matching and group and term life insurance premiums paid by us for the benefit of such executive officer.

(3)           Mr. Voicu’s base salary is $350,000. In fiscal year 2005, Mr. Voicu cashed out unused vacation time valued at approximately $30,000.

Option Grants in Fiscal 2006.   Stock options granted in fiscal 2006 vest at a rate of 25% of the shares subject to the option after 12 months, and 1/48th of the shares subject to the option vest each month thereafter. The options have a 10-year term, but are subject to earlier termination in connection with a termination of employment.  We granted stock options representing a total of 568,000 shares to all employees in fiscal 2006. Options are incentive stock options to the extent qualified and nonstatutory options otherwise. See also “Employment Contracts and Change-in-Control Arrangements” below for a description of certain acceleration provisions which may be applicable to these options under certain circumstances. Options were granted at an exercise price equal to the fair market value of our common stock, as determined by reference to the closing price reported on the NASDAQ Stock Market on the date of grant. No options were granted to our executive officers listed in the summary compensation table above during fiscal 2006.

Aggregate Option Exercises in Fiscal 2006 and Year-End Option Value.   The following table sets forth information regarding options exercised by each of the executive officers listed in the summary compensation table above during fiscal 2006. The table also shows information regarding the number and value of unexercised in-the-money options held by such executive officers at the end of fiscal 2006.

	Number of Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at April 30, 2006		Value of Unexercised In-the-Money Options at April 30, 2006(1)
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Gelu Voicu	—	$—	856,333	291,667	$1,416,735	$235,125
Thomas E. Gay III	65,513	288,503	329,487	95,000	567,527	55,650
Irvin W. Kovalik	—	—	283,958	76,042	403,650	47,700
Sorin Georgescu	20,000	63,100	265,833	74,167	646,675	43,725
George Smarandoiu	4,000	9,440	150,582	95,418	226,948	70,913

(1)          Represents the per share closing market price on April 30, 2006 of $4.80 on the NASDAQ Capital Market, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price per share.

Employment Contracts, Change-in-Control Arrangements

In May 2003, we entered into an employment agreement with Gelu Voicu, our president and chief executive officer. The agreement provided for a base salary of $300,000 with an annual bonus equal to up to 65% of Mr. Voicu’s base salary upon achievement of specified performance milestones. In November 2003, the board of directors adjusted Mr. Voicu’s base salary to $350,000. In August 2004, the board of directors adjusted Mr. Voicu’s annual bonus so that Mr. Voicu may receive an annual bonus equal to up to 130% of his base salary upon achievement of specified performance milestones. In the event that Mr. Voicu is involuntary terminated by us without cause, he is entitled to 12 months of severance pay and continued benefits. In addition, the number of his unvested stock options equal to the greater of (i) 50% of his then unvested stock options or (ii) the number of his unvested stock options that would have vested in the 12 months following such termination will become immediately vested and remain exercisable for a period of one year following such termination. In the event that following a merger, sale or change in ownership of our company (a “change of control”) following which Mr. Voicu is not made the chief executive officer of the successor corporation, all of Mr. Voicu’s then unvested stock options will become immediately vested and remain exercisable for a period of three years following such change of control. Also, in the event that Mr. Voicu is involuntarily terminated following a change of control, he is entitled to 12 months of severance pay and continued benefits.

In August 2005, we entered into a severance agreement with each of Thomas Gay, our vice president of finance and administration and chief financial officer; Sorin Georgescu, our vice president of technology development; Irvin Kovalik, our vice president of sales; and George Smarandoiu, our vice president of product design. Under each severance agreement, in the event of the officer’s involuntary termination prior to or more than 12 months following a change of control, we and the officer will negotiate in good faith a consulting arrangement pursuant to which the officer will provide consulting services for a period of 6 months following the termination (9 months in the case of Mr. Gay) and will be compensated for these services based upon a full-time monthly rate equal to his monthly base salary on the date of termination. If, however, we and the officer cannot agree upon the terms of the consulting arrangement, the officer will be entitled to a lump-sum severance payment upon the termination equal to 6 months’ base salary (9 months in the case of Mr. Gay). We will also pay for continuing health insurance coverage for a period of 6 months following the date of termination (9 months in the case of Mr. Gay). In the event of the officer’s involuntary termination within 12 months following a change of control, we and the officer will negotiate in good faith a consulting arrangement pursuant to which the officer will provide consulting services for a period of 9 months following the termination (12 months in the case of Mr. Gay) and will be compensated for these services based upon a full-time monthly rate equal to the his monthly base salary on the date of his termination. If, however, we and the officer cannot agree upon the terms of the consulting arrangement, the officer will be entitled to a lump-sum severance payment upon the termination equal to 9 months’ base salary (12 months in the case of Mr. Gay). We will also pay for continuing health insurance coverage for a period of 9 months following the date of termination (12 months in the case of Mr. Gay). In addition, all unvested options and shares of restricted common stock held by the officer will immediately vest upon an involuntary termination within 12 months following a change of control.

Equity Compensation Plan Information

The following table provides information as of April 30, 2006 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans, including the 2003 Stock Incentive Plan, the 2003 Director Stock Option Plan and the 1998 Special Equity Incentive Plan, each of which has been approved by our stockholders. We do not have any compensation plans under which equity securities are authorized for issuance which have not been approved by our stockholders.

Equity Plan or Arrangement	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
2003 Stock Incentive Plan(1)	5,009,955	4.286	887,889
2003 Director Stock Option Plan	210,000	5.154	292,505
1998 Special Equity Incentive Plan	441,987	3.060	95,210
Equity Incentive Plans Approved by Security Holders	5,661,942	$4.223	1,275,604
Equity Incentive Plans Not Approved by Security Holders	—	—	—

(1)          This plan provides for annual increases in the number of shares available for issuance under the plan, on the first day of each fiscal year, of 1.0 million shares, 5% of the then outstanding shares or an amount approved by our board of directors, whichever is less.

Board Compensation Committee Report on Executive Compensation

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this Board Compensation Committee Report on Executive Compensation shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The following is a report of the Compensation Committee of our board of directors describing the compensation philosophy and policies applicable to our executive officers with respect to the compensation paid to such officers during fiscal 2006. The actual compensation paid to the executive officers during fiscal 2006 is shown in the “Summary Compensation Table” above.

The Compensation Committee is responsible for reviewing and approving our compensation policies and the actual compensation paid to our executive officers. The Compensation Committee is comprised of Messrs. Garrettson, Montgomery and Possley.

Compensation Philosophy.   The general philosophy of our compensation program is to offer our chief executive officer and other executive officers competitive compensation packages based upon both our performance as well as the individual’s performance and contributions. Our compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of our specific internal goals and to attract and retain executives whose abilities are critical to our long-term success and competitiveness. Our compensation policies also consider our financial condition and results of operations. Our compensation program is comprised of three main components: base salary, bonus plan and stock options.

Base Salary.   Base salary for executive officers is set annually by reviewing the pay practices of comparable companies, the skills, responsibilities and performance level of the individual executives, the expected contributions of such individuals to our business and our needs.

Bonus Plan.   Our executive officers are eligible for bonuses under the terms of our cash bonus plan. Under the plan, bonuses are based upon our performance and financial condition, the individual’s achievement of specific corporate goals as well as the individual’s level of experience, responsibilities and contributions to our success. During fiscal 2006, all executive officers received a bonus.

Stock Options.   The Compensation Committee believes that stock options provide additional incentives to officers to work toward maximizing stockholder value. The Compensation Committee views stock options as one of the more important components of our long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants based upon performance and promotions, as well as additional grants to provide continuing motivation as earlier grants vest in full. Options granted by us to our executive officers and other employees have exercise prices equal to fair market value at the time of grant and generally vest over a four-year period.

Severance Arrangements.   See above “Employment Contracts, Change-in-Control Arrangements” for a description of severance arrangements for certain executive officers.

Compensation for the Chief Executive Officer.   In May 2003, we entered into an employment agreement with Mr. Voicu. The agreement provided for a base salary of $300,000 with an annual bonus equal to up to 65% of Mr. Voicu’s base salary upon achievement of specified performance milestones. In November 2003, the board of directors adjusted Mr. Voicu’s base salary to $350,000. In August 2004, the board of directors adjusted Mr. Voicu’s annual bonus so that Mr. Voicu may receive an annual bonus equal to up to 130% of his base salary upon achievement of specified performance milestones. Mr. Voicu’s bonus was $35,165 in fiscal 2006 and reflected his achievement of specified goals.

The Compensation Committee considers equity based compensation, in the form of stock options, to be an important component of a chief executive officer’s compensation. These grants are intended to motivate leadership for our long-term growth and profitability.

Tax Deductibility of Executive Compensation.   The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for any of the executive officers named in a proxy statement, unless compensation is performance-based. The Compensation Committee has studied the impact of Section 162(m) on our option plan and believes that options granted under or equity compensation plans to our executive officers will meet the requirements for qualifying as performance-based. The Compensation Committee therefore believes that Section 162(m) will not affect the tax deductions available to us with respect to the compensation of our executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, our executive officers’ compensation for deductibility under applicable tax law. However, if competitive or business circumstances warrant we may in the future pay compensation to our executive officers that may not be deductible.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
Garrett A. Garrettson, Henry C. Montgomery
and Glen G. Possley

Certain Relationships and Related Transactions

Elex N.V.

During the fourth quarter of fiscal 2000, we began taking delivery of wafers fabricated at X-FAB Texas, Inc. (“X-FAB”) a wholly owned subsidiary of Elex N.V. (“Elex”), a Belgian holding company. Roland Duchâtelet, the Chairman and Chief Executive Officer of Elex, serves as a member of our board of directors. Elex initially became a related party in 1998 through the purchase of 5.5 million restricted shares of our common stock. The wafers provided by X-FAB include most of our analog/mixed-signal products and supplement some of the same EEPROM designs fabricated at various other foundries we utilize. Other than purchase orders currently open with X-FAB, there is no purchasing agreement in place with X-FAB. During fiscal 2006, fiscal 2005 and fiscal 2004, we purchased $2.5 million, $2.4 million and $3.7 million of wafers, respectively, from X-FAB. As of April 30, 2006 and 2005, the total amount owed X-FAB by us was $143,000 and $314,000, respectively. Elex continued held 728,700 shares, or 4.4% of the outstanding shares of the Company as of April 30, 2006 and 2005.

We believe that the terms of these transactions were no less favorable than reasonably could be expected to be obtained from unaffiliated parties.

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all forms that they file pursuant to Section 16(a).

Based solely on our review of copies of Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3 and Forms 5 and amendments thereto furnished to us with respect to the last fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with during the fiscal year ended April 30, 2006.

Our Insider Trading Policy allows directors, officers and other employees covered under such policy to establish, under the limited circumstances contemplated by Rule 10b5-1 promulgated under the Securities and Exchange Act of 1934, as amended, written programs that permit automatic trading of our stock or trading of our stock by an independent person (such as an investment bank) who is not aware of material inside information at the time of the trade. To our knowledge, none of our directors, officers or employees have adopted Rule 10b5-1 trading plans.

PERFORMANCE GRAPH

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, the following information relating to the price performance of our common stock shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The following line graph compares the annual percentage change in the cumulative total stockholder return for our common stock with the S&P 500 Index and the S&P Electronics (Semiconductors) Index for the period commencing April 29, 2001 and ending on April 30, 2006. The graph assumes that $100 was invested on April 29, 2001 and that all dividends were reinvested. Historic stock price performance should not necessarily be considered indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CATALYST SEMICONDUCTOR, INC., THE S & P 500 INDEX
AND THE S & P SEMICONDUCTORS INDEX

*       $100 invested on April 28, 2001 in stock or index-including reinvestment of dividends. Fiscal years ending April 29, 2001, April 28, 2002, April 27, 2003, May 2, 2004, May 1, 2005 and April 30, 2006.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

	Cumulative Total Return(*)
	2001	2002	2003	2004	2005	2006
Catalyst Semiconductor, Inc.	$100.00	$66.19	$65.01	$172.58	$109.22	$113.48
S&P 500	100.00	87.37	75.75	93.08	98.97	114.23
S&P Semiconductors	100.00	81.62	52.74	72.91	66.35	75.31

*       $100 invested on April 28, 2001 in stock or index-including reinvestment of dividends. Fiscal years ending  April 29, 2001, April 28, 2002, April 27, 2003, May 2, 2004, May 1, 2005 and April 30, 2006.

OTHER INFORMATION

1934 Exchange Act Reports

We hereby undertake to mail, without charge, to any of our stockholders upon written request, copies of our Annual Report on Form 10-K, including financial statements, schedules and exhibit lists contained therein. Requests should be sent to our principal executive offices located at 2975 Stender Way, Santa Clara, CA 95054., Attn: Secretary. Such documents are also available on the website of the SEC at www.sec.gov.

Other Matters

Other than the proposals listed above, our Board does not intend to present any other matters to be voted on at the Annual Meeting. Our Board is not currently aware of any other matters that will be presented by others for action at the Annual Meeting. If other matters are properly presented at the Annual Meeting and you have signed and returned your proxy, the proxy holders will have discretion to vote your shares on these matters in accordance with their judgment.

For the Board of Directors

THOMAS E. GAY III
Secretary
Dated: August 24, 2006

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Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
The Board of Directors recommends a vote FOR the listed nominees.
1. To elect the following persons as Class II (two) directors to hold office for a three-year term and until their successors are elected and qualified.
	For	Withhold

01 - Garrett A. Garrettson	☐	☐

02 - Glen G. Possley	☐	☐

Issues
The Board of Directors recommends a vote FOR the following proposal.
For	Against	Abstain
2. To ratify the appointment of PriceWaterhouseCoopers ☐	☐	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
LLP as the independent registered public accounting firm
of the Company for the fiscal year ending April 30, 2007.

3. The proxies are also authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement hereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign here. Sign exactly as name(s) appear on your stock certificate. If shares of stock are held of record in the name of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box
/ /

0 1 0 4 6 0 1	1 U P X	C O Y

001CD40001           00M0LA

Proxy - Catalyst Semiconductor, Inc.

Proxy for the Annual Meeting of Stockholders
To be Held September 22, 2006
Solicited by the Board of Directors

The undersigned hereby appoints Gelu Voicu and Thomas E. Gay III, and each of them with full power of substitution, to represent the undersigned and to vote all shares of stock in CATALYST SEMICONDUCTOR, INC., a Delaware corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 2975 Stender Way, Santa Clara, California 95054 at 9:00 a.m., local time, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated August 25, 2006 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 AND 2.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada) • Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on	To vote using the Internet • Go to the following web site:
a touch tone telephone. There is NO CHARGE to you for the call.	WWW.COMPUTERSHARE.COM/EXPRESSVOTE
• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on September 22, 2006.
THANK YOU FOR VOTING